Convertible Debentures	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Convertible Debentures
CONVERTIBLE DEBENTURES
The following table presents the change in convertible debentures during the years ended December 31, 2019 and 2018:

Year ended December 31 (millions of dollars)	2019	2018
Carrying value - beginning	489	487
Amortization of deferred financing costs	—	2
Derecognition of deferred financing costs (Notes 4, 6)	24	—
Redemption (Note 4)	(513)	—
Carrying value - ending	—	489

Face value - ending	—	513

In August 2017, in connection with the proposed Merger (see Note 4 - Business Combinations), the Company completed the sale (Debenture Offering) of $1,540 million aggregate principal amount of 4.00% convertible unsecured subordinated debentures (Convertible Debentures). The Convertible Debentures were sold on an instalment basis at a price of $1,000 per Convertible Debenture, of which $333 (Initial Instalment) was paid on closing of the Debenture Offering and the remaining $667 (Final Instalment) would have been payable following the satisfaction of certain conditions precedent to the closing of the Merger. The gross proceeds received from the Initial Instalment were $513 million. The Company incurred financing costs of $27 million, which had been initially deferred and were being amortized to financing charges.
As a result of the termination of the Merger agreement (see Note 4 - Business Combinations), on February 8, 2019, Hydro One redeemed the Convertible Debentures and paid the holders of the instalment receipts $513 million ($333 per $1,000 principal amount) plus accrued and unpaid interest of $7 million. In addition, unamortized deferred financing costs of $24 million were derecognized and expensed in financing charges. The interest expense recorded in 2019 was $7 million (2018 - $62 million).